SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2007
VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	333-142060	20-8579133
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1200 Urban Center Drive, Birmingham, Alabama	35242
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code : (205) 298-3000
Virginia Holdco, Inc.
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 5.01 Changes in Control of Registrant
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
EX-3.1: CERTIFICATE OF INCORPORATION (RESTATED 2007)
EX-3.2: AMENDED AND RESTATED BY-LAWS
EX-10.1: RIGHTS AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE
EX-99.3: PRESS RELEASE

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 14, 2007, at the special meeting of the shareholders of Florida Rock Industries, Inc. (“Florida Rock”), the Florida Rock shareholders approved the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 19, 2007, as amended on April 9, 2007, by and among Legacy Vulcan Corp. (formerly named Vulcan Materials Company, and referred to herein as “Legacy Vulcan”), Florida Rock, Vulcan Materials Company (formerly named Virginia Holdco, Inc. and referred to herein as “Vulcan,” “we” or “us”), Virginia Merger Sub, Inc. (“Virginia Merger Sub”) and Fresno Merger Sub, Inc. (“Fresno Merger Sub”).

Subsequent to the special meeting, on November 16, 2007, Fresno Merger Sub (a wholly owned subsidiary of Vulcan) merged with and into Florida Rock (the “Florida Rock Merger”) and Virginia Merger Sub (a wholly owned subsidiary of Vulcan) merged with and into Legacy Vulcan (the “Vulcan Merger” and, together with the Florida Rock Merger, the “Mergers”). As a result of the Mergers, each of Legacy Vulcan and Florida Rock became a wholly owned subsidiary of Vulcan.

Pursuant to the Vulcan Merger, each share of common stock of Legacy Vulcan (the “Legacy Vulcan Common Stock”) was converted into one share of common stock of Vulcan (the “Vulcan Common Stock”). Pursuant to the Florida Rock Merger, 70% of the outstanding common shares of Florida Rock (the “Florida Rock Common Stock”) were converted into the right to receive $67.00 in cash per share of Florida Rock Common Stock, without interest, and 30% of the shares of Florida Rock Common Stock were converted into the right to receive 0.63 of a share of Vulcan Common Stock per share of Florida Rock Common Stock.

The issuance of the Vulcan Common Stock pursuant to the Florida Rock Merger was registered under the Securities Act of 1933, as amended, pursuant to Vulcan’s registration statement on Form S-4 (File No. 333-142060) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”).

The definitive proxy statement/prospectus of Florida Rock and Vulcan, dated July 16, 2007 which forms a part of the Registration Statement contains additional information about the Mergers, including information concerning the interests of directors, executive officers and affiliates of Florida Rock in the Florida Rock Merger.

Prior to the Mergers, Legacy Vulcan Common Stock and Florida Rock Common Stock were both registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and traded on the New York Stock Exchange (the “NYSE”). As a result of the Mergers, Legacy Vulcan Common Stock and Florida Rock Common Stock are being delisted from the NYSE. Each of Legacy Vulcan and Florida Rock has filed a Form 15 with the SEC to terminate the registration of its common stock under the Exchange Act.

On November 16, 2007, Vulcan entered into a Rights Agreement with The Bank of New York, as rights agent, with substantially similar terms and conditions as the Rights Agent Agreement dated October 19, 1998 between Legacy Vulcan and The Bank of New York, as amended July 15, 2002. The Rights Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Pursuant to Rule 12g-3(c) under the Exchange Act, the Vulcan Common Stock and the associated preference share purchase rights are deemed to be registered under Section 12(b) of the Exchange Act. The Vulcan Common Stock will trade on the NYSE under the ticker symbol “VMC”.

Item 5.01	Changes in Control of Registrant

Upon the completion of the Vulcan Merger on November 16, 2007, a change of control of Vulcan occurred. Immediately prior to the Vulcan Merger, Legacy Vulcan owned all of the issued and outstanding equity interests in Vulcan. Upon completion of the Vulcan Merger, pursuant to the terms and conditions of the Merger Agreement, Legacy Vulcan became a wholly owned subsidiary of Vulcan.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Upon consummation of the Vulcan Merger, Vulcan’s certificate of incorporation and by-laws were restated in their entirety to read substantially as the forms of restated certificate of incorporation and by-laws included in the proxy statement/prospectus as Annexes E and F, respectively. The description of the restated certificate of incorporation and by-laws contained under the caption “Comparison of Shareholder Rights” in the proxy statement/prospectus is incorporated herein by reference. The restated certificate of incorporation and the restated by-laws of Vulcan are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The restated certificate of incorporation and the restated bylaws of Vulcan are substantially identical to the certificate of incorporation and by-laws of Legacy Vulcan in effect prior to the Mergers.

Item 8.01	Other Events

On November 15, 2007, Vulcan and Florida Rock issued a press release announcing the receipt of clearance from the Department of Justice under the Hart-Scott-Rodino Act for completion of the Mergers. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 15, 2007, Vulcan and Florida Rock issued a press release announcing preliminary results of consideration elections by Florida Rock shareholders. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On November 16, 2007, Vulcan issued a press release announcing the completion of the Mergers and announcing that the quarterly dividend of 46 cents per share announced by Legacy Vulcan on October 16, 2007 will be payable on December 10, 2007 to shareholders of record on November 26, 2007 of Vulcan’s common stock. The press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The required financial statements of Florida will be provided in an amendment to this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The required pro forma financial information relative to the acquisition of Florida Rock will be provided in an amendment to this Current Report on Form 8-K.

(c) Exhibits:

Exhibit No.	Description
3.1	Certificate of Incorporation (Restated 2007) of Vulcan Materials Company

3.2	Amended and Restated By-Laws of Vulcan Materials Company

10.1	Rights Agreement, dated as of November 16, 2007, by and between Vulcan Materials Company and the Bank of New York, as Rights Agent

99.1	Press release dated November 15, 2007

99.2	Press release dated November 15, 2007

99.3	Press release dated November 16, 2007

SIGNATURES
             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

VULCAN MATERIALS COMPANY
(Registrant)
Dated: November 16, 2007	By:	/s/William F. Denson, III
	Name:	William F. Denson, III
	Title:	Senior Vice President, General Counsel and Assistant Secretary